SCHEDULE 1.1C
Northeast Office Venture, Limited Liability Company
M/I Homes Service, LLC
M/I Properties LLC
M/I Homes of Central Ohio, LLC
M/I Homes of Cincinnati, LLC
M/I Homes of Austin, LLC
M/I Homes of DC, LLC
M/I Homes of Chicago, LLC
M/I Homes of Houston, LLC
M/I Homes of San Antonio, LLC
M/I Homes of Florida, LLC
M/I Homes of Raleigh, LLC
M/I Homes of Charlotte, LLC
M/I Homes First Indiana LLC
M/I Homes Second Indiana LLC
Prince Georges Utilities, LLC
Wilson Farm, L.L.C.
The Fields at Perry Hall, L.L.C.
M/I Homes of Tampa, LLC
M/I Homes of West Palm Beach, LLC
M/I Homes of Orlando, LLC
MHO Holdings, LLC
M/I Homes of Indiana, L.P.
MHO, LLC